                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, David H. Dievler and

Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Worldwide

Privatization Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ John D. Carifa
                                  _____________________________
                                       John D. Carifa


Dated:  April   , 1994













00250202.AM8

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, David H. Dievler and

Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Worldwide

Privatization Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ John H. Dobkin
                                  _____________________________
                                       John H. Dobkin


Dated:  April   , 1994













00250202.AM8

                        POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the person whose

signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and

constitutes and appoints John D. Carifa, David H. Dievler and

Edmund P. Bergan, Jr., and each of them, to act severally as attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned in any and all capacities,

solely for the purpose of signing the Registration Statement, and any amendments thereto, on Form N-1A of Alliance Worldwide

Privatization Fund, Inc. and filing the same, with exhibits

thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, hereby ratifying and

confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.



                                  /s/ Robert C. White
                                  _____________________________
                                       Robert C. White


Dated:  April   , 1994













00250202.AM8